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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 28, 2002


                                 MATRITECH, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   1-12128                    04-2985132
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


           330 NEVADA STREET
               NEWTON, MA                                  02460
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (617) 928-0820


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ITEM 5.  OTHER EVENTS.

         On October 29, 2002, Matritech, Inc. (the "Company") announced that Richard A. Sandberg was elected by the Board of Directors at a meeting held on October 28, 2002 as the Company's Chief Financial Officer, succeeding John Doherty. Mr. Sandberg is also currently serving the Company as a member of its Board of Directors.



















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MATRITECH, INC.


Date:  October 31, 2002              By:    /s/ Stephen D. Chubb
                                            -----------------------------------
                                            Stephen D. Chubb
                                            Chief Executive Officer